SCUDDER
                                                                     INVESTMENTS



Scudder PreservationPlus Fund

Supplement to the currently effective prospectuses

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The Board of Trustees of Scudder PreservationPlus Fund (the "fund") and of
PreservationPlus Portfolio (the "Portfolio"), the "master fund" in which the fund invests substantially all of its assets, has approved the cessation of operations of the fund and the Portfolio, effective on or about March 17, 2005 (the "Closing Date").^1 In conjunction with approving the cessation of operations of the fund, the Board further approved (1) closing the fund to new plan investors effective as of the close of business on October 18, 2004, (2) closing the fund to all investments, except dividend reinvestments, effective as of the close of business on February 15, 2005, and (3) changes to the fund's investment policies and strategies to be effective as set forth below.

Effective October 18, 2004, the fund will no longer enter into Wrapper Agreements, as defined in the prospectuses, in an attempt to stabilize its net asset value per share. While the fund normally seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 1 to
4.5 years, during the period between October 18, 2004 and the Closing Date the fund will seek to maintain the value of its principal by adopting a defensive strategy under which it will invest all of its assets in short-term investments, including U.S. government securities, commercial paper, certificates of deposit and money market mutual funds. These short-term investments will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, will be determined by the advisor to be of similar quality. The fund will no longer use derivatives or other investment strategies that are inconsistent with its defensive strategy. As a result of the change in strategy, the income dividends paid by the fund during this period can be expected to be lower than those previously paid by the fund.


^1  References to the fund's investment policies include those of the Portfolio.

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During the period from October 18, 2004 through November 16, 2004, the fund will give appropriate notice of termination of existing Wrapper Agreements and will seek to continue to maintain a stable net asset value per share, although there can be no assurance that the fund's net asset value per share will not fluctuate. On October 15, 2004, the fund's net asset value calculated without reference to Wrapper Agreements was above $10 for its Institutional Class and Investment Class shares. After November 16, 2004, the fund's net asset value per share will fluctuate based on changes in the market value of the securities it holds. After November 16, 2004, the fund will waive all redemption fees that might otherwise be payable on a redemption of its shares.

The fund will redeem involuntarily the shares of any fund shareholder outstanding on the Closing Date. Shareholders may redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share next computed after the receipt of their redemption request for all shares they own. Shareholders whose shares are redeemed involuntarily by the fund on the Closing Date will receive the net asset value computed on that date for all shares they own. The redemption of shares will not be a taxable event for the fund's employee benefit plan shareholders.

The Board took these actions based on its assessment of the long-term ability of the fund and the Portfolio to achieve their investment goals, in light of the current regulatory uncertainty regarding the valuation of Wrapper Agreements, the potential inability to enter into Wrapper Agreements in the future and the current interest rate environment. As noted in the prospectuses, the staff of the Securities and Exchange Commission (the "SEC") has inquired as to the valuation methodology for Wrapper Agreements commonly used by "stable value" mutual funds, including the fund. The SEC has not issued any public statement regarding the results of its inquiry or indicated when, if ever, it might issue such a statement. The Board considered relevant circumstances, including the SEC inquiry, expected interest rate changes and the current value of the fund's and the Portfolio's assets, including and not including the Wrapper Agreements, and has determined that the fund and the Portfolio should cease operations.

New Distribution Policy

Since the fund's net asset value will fluctuate, the fund will no longer follow a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions. The fund will continue to declare income dividends daily and pay them monthly through the Closing Date.


               Please Retain This Supplement for Future Reference



October 15, 2004